UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2012

DUKE REALTY LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Indiana	0-20625	35-1898425
(State of	(Commission	(IRS Employer
Formation)	File Number)	Identification No.)

600 East 96th Street

Suite 100

Indianapolis, IN 46240

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (317) 808-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

Please see the information in Item 5.03 below, which is incorporated herein by this reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 6, 2012, Duke Realty Limited Partnership, an Indiana limited partnership (the “Operating Partnership”), executed the Second Amendment (the “Limited Partnership Agreement Amendment”) to the Fourth Amended and Restated Agreement of Limited Partnership, as amended by the First Amendment thereto (the “Limited Partnership Agreement”). The effective date of the Limited Partnership Agreement Amendment was March 6, 2012, and the purpose of the Limited Partnership Agreement Amendment was to remove from the Limited Partnership Agreement the exhibit designating and setting forth the rights of the Operating Partnership’s previously issued Series M Preferred Units, which series has since been redeemed in full and no units of which series remain outstanding. In accordance with Indiana law and the Operating Partnership’s organizational documents, all such redeemed series of preferred units shall again become authorized but unissued preferred units, available for issuance by the Operating Partnership. Also on March 6, 2012, Duke Realty Corporation, an Indiana corporation (the “General Partner”) and the sole general partner of the Operating Partnership, filed with the Secretary of State of Indiana the corresponding Second Articles of Amendment (the “Charter Amendment”) to the General Partner’s Fourth Amended and Restated Articles of Incorporation, as amended by the First Articles of Amendment thereto (the “Articles”). The purpose of the Charter Amendment was to remove from the Articles the exhibit designating and setting forth the rights of the General Partner’s previously issued 6.95% Series M Cumulative Redeemable Preferred Shares, which series has since been redeemed in full and no shares of which remain outstanding.

Pursuant to General Instruction F to the Securities and Exchange Commission’s Current Report on Form 8-K, the Limited Partnership Agreement Amendment and the Charter Amendment are attached hereto as Exhibit 3.1 and Exhibit 4.1, respectively, and are incorporated into this Item 5.03 by this reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Second Amendment to Fourth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, as amended by the First Amendment thereto, effective March 6, 2012.

4.1	Second Articles of Amendment to the Fourth Amended and Restated Articles of Incorporation of Duke Realty Corporation, as amended by the First Articles of Amendment thereto, deleting Exhibit D and de-designating the related Series M Preferred Shares, effective March 6, 2012 (filed as Exhibit 3.1 to the General Partner’s Current Report on Form 8-K, filed with the Commission on March 9, 2012 and incorporated herein by this reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUKE REALTY LIMITED PARTNERSHIP

By:	Duke Realty Corporation, its sole general partner

By:	/s/ HOWARD L. FEINSAND
Howard L. Feinsand
Executive Vice President, General Counsel
and
Corporate Secretary

Dated: March 9, 2012

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amendment to Fourth Amended and Restated Agreement of Limited Partnership of Duke Realty Limited Partnership, as amended by the First Amendment thereto, effective March 6, 2012.

4.1	Second Articles of Amendment to the Fourth Amended and Restated Articles of Incorporation of Duke Realty Corporation, as amended by the First Articles of Amendment thereto, deleting Exhibit D and de-designating the related Series M Preferred Shares, effective March 6, 2012 (filed as Exhibit 3.1 to the General Partner’s Current Report on Form 8-K, filed with the Commission on March 9, 2012 and incorporated herein by this reference).